Exhibit 10.1

EXECUTION VERSION

SECOND-LIEN NOTES COLLATERAL AGREEMENT

dated as of

March 27, 2014

among

WALTER ENERGY, INC.

CERTAIN SUBSIDIARIES OF WALTER ENERGY, INC.

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as COLLATERAL AGENT

i

Page

Section 7.16. Further Assurances	27
Section 7.17. Collateral Agent	27

ARTICLE VIII Subject to Intercreditor Agreement	27

Section 8.01. Intercreditor Agreement	27

Schedules

Schedule 3.03	Pledged Securities
Schedule 4.02(b)	Grantor Legal Name
Schedule 4.02(c)	Grantor Organizational Information
Schedule 4.02(d)	Collateral Address
Schedule 4.02(e)	Commercial Tort Claims
Schedule 4.02(i)	Intellectual Property

Exhibits

Exhibit I	Form of Supplement
Exhibit II	Form of Grant of Security Interest in United States Trademarks
Exhibit III	Form of Grant of Security Interest in United States Patents
Exhibit IV	Form of Grant of Security Interest in United States Copyrights

ii

SECOND-LIEN NOTES COLLATERAL AGREEMENT dated as of March 27, 2014, among WALTER ENERGY, INC., a Delaware corporation (the “Company”), the Subsidiaries of the Company from time to time party hereto (whether as original signatories or as additional parties as contemplated by Section 7.14 hereof) (each a “U.S. Subsidiary Guarantor”, and collectively, the “U.S. Subsidiary Guarantors”, and together with the Company, the “Grantors”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (in such capacity and together with any successor collateral agent, the “Collateral Agent”) for the benefit of the Secured Parties (as defined below).

W I T N E S S E T H :

WHEREAS, the Grantors have entered into that certain Indenture, dated as of March 27, 2014 (as supplemented or otherwise modified from time to time, the “Indenture”), by and among the Company, the Subsidiaries party thereto and Wilmington Trust, National Association, as trustee (together with its successors in such capacity, the “Trustee”) and as Collateral Agent, on behalf of the holders (the “Holders”) of the Notes (as defined below), pursuant to which the Company is issuing $350,000,000 in aggregate principal amount of its 11.0%/12.0% Senior Secured Second Lien PIK Toggle Notes due 2020 (together with any Additional Notes, any PIK Notes issued and any increase in principal amount of the Global Notes to reflect a PIK Payment pursuant to (and each as defined in) the Indenture, the “Notes”);

WHEREAS, each U.S. Subsidiary Guarantor has jointly and severally guaranteed on a senior secured basis to the Secured Parties the payment when due of all Second-Lien Notes Obligations (as defined below) under the Indenture;

WHEREAS, each of the U.S. Subsidiary Guarantors are affiliates of the Company, will derive substantial benefits from execution, delivery and performance of their obligations under the Indenture, the Notes and the other Second-Lien Notes Documents (as defined below) and each is, therefore, willing to execute and deliver this Agreement;

WHEREAS, the Grantors are executing and delivering this Agreement pursuant to the terms of the Indenture to induce the Holders to purchase the Notes; and

WHEREAS, this Agreement is made by the Grantors in favor of Collateral Agent for the benefit of the Secured Parties to secure the payment and performance in full when due of the Second-Lien Notes Obligations.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01.  Indenture; UCC.  Except as provided in the immediately succeeding sentence, capitalized terms used in this Agreement and not otherwise defined in this Agreement have the meanings specified in the Indenture.  All terms defined in the New York UCC (as defined in this Agreement) and not defined in this Agreement have the meanings specified therein.

Section 1.02.  Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Adjusted Net Worth” of any U.S. Subsidiary Guarantor at any time, means the greater of (x) $0 and (y) the amount by which the fair saleable value of such U.S. Subsidiary Guarantor’s assets on the date of the respective payment hereunder exceeds its debts and other liabilities (including contingent liabilities, but without giving effect to any of its obligations under this Agreement or any other Second-Lien Notes Document).

“Agreement” means this Second-Lien Notes Collateral Agreement, as the same may be amended, modified, restated and/or supplemented from time to time in accordance with its terms.

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01(a).

“Closing Date Pledged Collateral” has the meaning assigned to such term in Section 3.02.

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Collateral Agent” has the meaning assigned to such term in the preamble in this Agreement.

“Company” has the meaning assigned to such term in the preamble in this Agreement.

“Contract Rights” means all rights of any Grantor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance and to exercise remedies under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

“Contracts”  means, with respect to any Grantor, all contracts, agreements, instruments and indentures in any form and portions thereof (including, without limitation, any Interest Rate Protection Agreements, Other Hedging Agreements, licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements), to which such Grantor is a party or under which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, waived or otherwise modified.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Copyrights” means all copyright rights in any works of authorship or any other work subject to the copyright laws of the United States, whether as author, assignee, transferee or otherwise, and all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office.

“Credit Agreement” means that certain Credit Agreement, dated as of April 1, 2011, among the Company, Western Coal ULC, Walter Energy Canada Holdings, Inc., the lenders from time to time party thereto, and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity and together with its successors in such capacity, the “Administrative Agent”), as amended, restated, amended and restated, supplemented, modified, replaced and/or Refinanced from time to time in accordance with the terms hereof and thereof.

“Deposit Accounts” means, collectively, with respect to each Grantor, (i) all “deposit accounts” as such term is defined in the New York UCC and in any event shall include all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.

“Discharge of Second-Lien Notes Obligations” shall mean, with respect to the Second-Lien Notes Obligations, the satisfaction of the express conditions (if any) set forth in the Indenture, pursuant to which the Grantors are entitled to a release in full of the Security Interest hereunder and the security interests under any other Second-Lien Notes Document securing the Second-Lien Notes Obligations.

“Domain Names” means all Internet domain names and associated uniform resource locator addresses in or to which any Grantor now or hereafter has any right, title or interest.

“Event of Default” means an “Event of Default” (or similarly defined term) as defined in the Indenture.

“Excess Exempted Foreign Entity Equity Interests” means (i) the Voting Equity Interests of any directly owned Exempted Foreign Entity in excess of 66% of the total combined voting power of all classes of Voting Equity Interests of such Exempted Foreign Entity and (ii) the Equity Interests of any indirectly owned Exempted Foreign Entity.

“Exempted Foreign Entity” means any entity organized under the laws of a jurisdiction other than the United States or any State or territory thereof that is treated as a corporation or an association taxable as a corporation for U.S. Federal income tax purposes.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.04.

“General Intangibles” means “general intangibles” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Grantors” has the meaning assigned to such term in the preamble in this Agreement.

“Guarantors” has the meaning assigned to such term in the preamble in this Agreement.

“Holders” has the meaning assigned to such term in the first recital.

“Inactive Subsidiary” means, as of any date of determination, a Subsidiary (other than a Guarantor) (a) whose consolidated total assets do not exceed $2,500,000, (b) which does not engage in any trade or business and (c) does not own Equity Interests in any Person other than one or more other Inactive Subsidiaries.  At any time when a Subsidiary which was an Inactive Subsidiary ceases to meet the tests contained above, such Subsidiary shall no longer constitute an Inactive Subsidiary.

“Indemnitee” has the meaning assigned to such term in Section 7.03(b).

“Indenture” has the meaning assigned to such term in the preamble in this Agreement.

“Intellectual Property” means all intellectual and similar property, including Patents, Copyrights, Licenses, Trademarks, Domain Names, trade secrets, confidential or proprietary technical and business information, and know-how or other data or information, and all registrations and applications for registration thereof.

“Intercreditor Agreement” means that certain amended and restated intercreditor agreement, dated as of March 27, 2014 (as amended, restated, amended and restated, supplemented and otherwise modified from time to time), by and among the Grantors, Morgan Stanley Senior Funding, Inc. as Credit Agreement Collateral Agent (as defined in the Intercreditor Agreement) and as Authorized Representative for the Credit Agreement Secured Parties (as each such term is defined in the Intercreditor Agreement), Union Bank, N.A., in its capacity as trustee under the First-Lien Notes Indenture (as defined in the Intercreditor Agreement), as Initial Additional Authorized Representative (as defined in the Intercreditor Agreement) and as Initial Additional Collateral Agent (as defined in the Intercreditor Agreement), Wilmington Trust, National Association, as Trustee under the Indenture, as Second-Lien Notes Authorized Representative (as defined in the Intercreditor Agreement) and as Second-Lien Notes Collateral Agent (as defined in the Intercreditor Agreement) and the additional Collateral Agents and Authorized Representatives (as each such term is defined in the Intercreditor Agreement) from time to time party thereto.

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement pertaining to Intellectual Property to which any Grantor is a party.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Notes” shall have the meaning assigned to such term in the preamble in this Agreement.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all letters patent of the United States, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country and all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein.

“Permits” means all licenses, permits, rights, orders, variances, franchises or authorizations of or from any Governmental Authority.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Debt” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Representative” shall have the meaning assigned to such term in Section 5.02(e).

“Second-Lien Notes Documents” has the meaning assigned to such term in the Intercreditor Agreement, whether or not in effect.

“Second-Lien Notes Obligations” has the meaning assigned to such term in the Intercreditor Agreement, whether or not in effect.

“Second-Lien Notes Security Documents” means the Second-Lien Notes Security Documents (as defined in the Intercreditor Agreement, whether or not in effect) to the extent such Second-Lien Notes Security Documents secure the Second-Lien Notes Obligations.

“Secured Parties” means the Trustee, the Collateral Agent and the Holders.

“Security Interest” has the meaning assigned to such term in Section 4.01(a).

“Series” has the meaning assigned to such term in the Intercreditor Agreement, whether or not then in effect.

“Termination Date” means the date on which the Discharge of the Second-Lien Notes Obligations has occurred.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means (a) all trademarks, service marks, trade names, domain names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source indicators or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States, and all extensions or renewals thereof and (b) all goodwill associated therewith or symbolized thereby.

“Trustee” has the meaning assigned to such term in the preamble in this agreement.

“U.S. Subsidiary Guarantor” has the meaning assigned to such term in the preamble in this Agreement.

“Voting Equity Interests” of any Person shall mean all classes of Equity Interests of such Person entitled to vote.

ARTICLE II

[Reserved].

ARTICLE III

Pledge of Securities

Section 3.01.  Pledge.  As security for the payment or performance, as applicable, in full of the Second-Lien Notes Obligations, each Grantor hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (a) the Equity Interests of any Person owned by it on the date hereof or at any time thereafter acquired by it, and in all certificates at any time representing any such Equity Interests, and any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Equity Interests of any Person that may be issued or granted to, or held by, such Grantor while this Agreement is in effect (collectively, the “Pledged Stock”); provided that the Pledged Stock granted as security for the payment or performance, as applicable, in full of the Second-Lien Notes Obligations of the Company and its Subsidiaries shall not include (i) Excess Exempted Foreign Entity Equity Interests, (ii) the Equity Interests of Jim Walter Homes, LLC so long as Jim Walter Homes, LLC constitutes an Inactive Subsidiary,  (iii) all Equity Interests in Persons that are not Wholly-Owned Subsidiaries of the Company or any of its Subsidiaries, but only to the extent such Person is, or its equity holders are, contractually prohibited from pledging such Equity Interests, provided that, the Company or any of its Subsidiaries does not encourage the creation of any contractual prohibitions and (iv) all Equity Interests in Persons created after the date hereof, but only to the extent such Person is, or its equity holders are, legally (including pursuant to regulations of a Governmental Authority) prohibited from pledging such Equity Interests; (b) all debt securities and promissory notes held by, or owed to, such Grantor (whether the respective issuer or obligor is the Company, any of its Subsidiaries or any other Person) on the Closing Date or at any time thereafter, and all securities, promissory notes and any other instruments evidencing the debt securities or promissory notes described above (collectively, the “Pledged Debt”); provided that the Pledged Debt granted as security for the payment or performance, as applicable, in full of the Second-Lien Notes Obligations of the Company and its Subsidiaries shall not include that certain promissory note listed as item 11 on Schedule 10.04 of the Credit Agreement (as defined in the Intercreditor Agreement); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 3.01; (d) subject to Section 3.05, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a), (b) and (c) above; (e) subject to Section 3.05, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above and this clause (f) being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 3.02.  Delivery of the Pledged Collateral.  (a) Subject to the Intercreditor Agreement, each Grantor (x) represents and warrants that it has used commercially reasonable efforts to deliver on the date hereof all certificates, agreements or instruments representing or evidencing the Pledged Stock and the Pledged Debt in existence on the date hereof (collectively, the “Closing Date Pledged Collateral”) to the Collateral Agent in suitable form for transfer by delivery and accompanied by duly executed instruments of transfer or assignment in blank and (y) agrees, in any event, to deliver all of its respective Closing Date Pledged Collateral within 60 days of the date hereof (or such longer period as agreed to by the Collateral Agent in its reasonable discretion; provided, that such Grantor is taking commercially reasonable steps to comply).  Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Stock now owned or hereafter acquired by such Grantor.

(b)                     Subject to the Intercreditor Agreement, in addition to the requirements of preceding clause (a), each Grantor will cause (i) each Intercompany Note or other promissory note issued by the Company or any of its Subsidiaries to such Grantor and (ii) each promissory note evidencing any Indebtedness for borrowed money owed to such Grantor by any other Person which is in excess of $5,000,000 to be delivered to the Collateral Agent.

(c)                      Upon delivery to the Collateral Agent, (i) any Pledged Securities shall be accompanied by undated stock powers duly executed in blank or other undated instruments of transfer as may be necessary to perfect the Collateral Agent’s Lien in such Pledged Securities and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request.  Each delivery of Pledged Securities shall be accompanied by a schedule describing such Pledged Securities, which schedule shall be attached as a supplement to Schedule 3.03 hereto and made a part thereof, provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities.  Each schedule so delivered shall supplement any prior schedules so delivered.

Section 3.03.  Representations, Warranties and Covenants.  The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a)                                 Schedule 3.03 hereto correctly sets forth, as of the date hereof, the percentage of the issued and outstanding shares (or units or other comparable measure) of each class of the Equity Interests of the issuer thereof represented by the Pledged Stock and includes all Pledged Stock and Pledged Debt;

(b)                                 to the knowledge of such Grantor (unless such Pledged Stock and Pledged Debt has been issued by the Company or any of its Subsidiaries, in which case this representation and warranty shall not be qualified by knowledge), the Pledged Stock and Pledged Debt have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt, are legal, valid and binding obligations of the issuers thereof, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(c)                                  except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Indenture, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule 3.03 hereto as owned by such Grantor and (ii) holds the same free and clear of all Liens, other than Permitted Liens;

(d)                                 each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated; and

(e)                                  by virtue of the execution and delivery by the Grantors of this Agreement, when (x) any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement or (y) the filing of the Uniform Commercial Code financing statements with respect to the respective Grantor is made as described in Section 4.02(f), the Collateral Agent will obtain, for the benefit of the Secured Parties, a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Second-Lien Notes Obligations to the extent such security interest may be perfected by possession or filing of a Uniform Commercial Code financing statement.

Section 3.04.  Registration in Nominee Name; Denominations.  Subject to the Intercreditor Agreement, the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent or, upon the occurrence and during the continuation of an Event of Default, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent).  The Collateral Agent shall at all times upon the occurrence and during the continuation of an Event of Default have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

Section 3.05.  Voting Rights; Dividends and Interest.  (a)  Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Grantors that their rights under this Section 3.05 are being suspended:

(i)                                     Each Grantor shall be entitled to exercise any and all voting and other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms in this Agreement, the Indenture and any other Second-Lien Notes Document, provided that, except as expressly permitted under the Indenture, such rights and powers shall not be exercised in any manner that would reasonably be expected to materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement or the Indenture or any other Second-Lien Notes Document or the ability of the Secured Parties to exercise the same.

(ii)                                  Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are not prohibited by the terms and conditions of the Indenture, any other Second-Lien Notes Document and applicable laws, provided that (x) any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement as described in Section 3.02(c) or otherwise) and (y) any Article 9 Collateral so received shall be subject to the applicable provisions of Article IV hereof.

(b)                                 Upon the occurrence and during the continuation of an Event of Default, after the Collateral Agent shall have notified the Grantors in writing of the suspension of their rights under paragraph (a)(ii) of this Section 3.05, all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(ii) of this Section 3.05 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions.  All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.05 shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon written demand in the same form as so received (with any necessary endorsement).  Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02.

(c)                                  Upon the occurrence and during the continuation of an Event of Default, after the Collateral Agent shall have notified the Grantors in accordance with Section 3.05(d) of the suspension of their rights under paragraph (a)(i) of this Section 3.05, all rights of any Grantor to exercise the voting and other consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.05 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority (but not the obligation) to exercise such voting and other consensual rights and powers, provided that the Collateral Agent shall have the right from time to time following and during the continuation of an Event of Default to permit the Grantors to exercise such rights.  After all Events of Default have been cured or waived, the Grantors shall have the right to exercise the voting and consensual rights and powers that they would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

(d)                                 Any notice given by the Collateral Agent to the Grantors suspending their rights under paragraph (a) of this Section 3.05 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(ii) of this Section 3.05 in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV

Security Interests in Personal Property

Section 4.01.  Security Interest.  (a)  As security for the payment or performance, as applicable, in full of the Second-Lien Notes Obligations, each Grantor hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”), in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i)                                     all Accounts;

(ii)                                  all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

(iii)                               all cash and Deposit Accounts;

(iv)                              all Documents (other than title documents with respect to Vehicles);

(v)                                 all Goods;

(vi)                              all Equipment;

(vii)                           all General Intangibles;

(viii)                        all Instruments;

(ix)                              all Inventory;

(x)                                 all Investment Property;

(xi)                              all Letter of Credit Rights;

(xii)                           all Intellectual Property, together with all causes of action arising prior to or after the date hereof for infringement of any of the Intellectual Property or unfair competition regarding the same;

(xiii)                        all Permits;

(xiv)                       all Contracts and all Contract Rights;

(xv)                          the Commercial Tort Claims set forth on Schedule 4.02(e) hereto or disclosed in writing to the Collateral Agent from time to time pursuant to Section 4.04(a) hereof;

(xvi)                       all books and records pertaining to the Collateral;

(xvii)                    all Software, including all databases; and

(xviii)                 to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security, supporting obligations and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding the foregoing, the Article 9 Collateral shall not include (i) any property, General Intangibles or other rights arising under leases, licenses, contracts, agreements or other documents for so long as the grant of such security interest shall constitute or result in (A) the abandonment, invalidation or unenforceability of any right, title or interest of any Assignor therein, (B) a breach or termination pursuant to the terms of, or a default under, any such General Intangible, lease, license, contract, agreement or other document, (C) a breach of any law or regulation which prohibits the creation of a security interest thereunder (other than to the extent that any such term specified in clause (A), (B) or (C) above is rendered ineffective pursuant to Sections 9-406, 9 407, 9-408 or 9-409 of the New York UCC (or any successor provision or provisions) of any relevant jurisdiction or any other then-applicable law (including the Bankruptcy Code) or principles of equity) or (D) require the consent of a Governmental Authority to permit the grant of a security interest therein (and such consent has not been obtained); provided, however, that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation, unenforceability breach or termination shall no longer be effective and to the extent severable, shall attach immediately to any portion of such General Intangible, lease, license, contract, agreement or other document that does not result in any of the consequences specified in clause (A), (B), (C) or (D) above, (ii) Pledged Collateral (which is covered and pledged pursuant Article III of this Agreement), (iii) Excess Exempted Foreign Entity Equity Interests, (iv) the Equity Interests of Jim Walter Homes, LLC so long as Jim Walter Homes, LLC constitutes an Inactive Subsidiary, (v) all Equity Interests in Persons that are not Wholly-Owned Subsidiaries of the Company or any of its Subsidiaries,

but only to the extent such Person is, or its equity holders are, contractually prohibited from pledging such Equity Interests, provided that, the Company or any of its Subsidiaries does not encourage the creation of any contractual prohibitions and (vi) all Equity Interests in Persons created after the date hereof, but only to the extent such Person is, or its equity holders are, legally (including pursuant to regulations of a Governmental Authority) prohibited from pledging such Equity Interests.

(b)                                 Each Grantor hereby irrevocably authorizes the Collateral Agent (or its designee) at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) with respect to the Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as “all assets” of such Grantor or such other description as the Collateral Agent may determine and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number, if any, issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing or covering Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Collateral relates.  Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

(c)                                  Each Grantor also ratifies its authorization for the Collateral Agent (or its designee) to file, without the signature of any Grantor, in any relevant jurisdiction any financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations or amendments thereto.

(d)                                 The Collateral Agent (or its designee) is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

(e)                                  The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any, without the signature of any Grantor, obligation or liability of any Grantor with respect to or arising out of the Collateral.

(f)                                   Subject to the provisions of the Intercreditor Agreement, to the extent, and for so long as, the Applicable Authorized Representative is the Administrative Agent (as both such terms are defined in the Intercreditor Agreement), then any determination expressly required to be made hereunder by the Collateral Agent shall be deemed to be (and shall be) the same as any determination made by the Administrative Agent or the collateral agent, as applicable, under the Credit Facilities, with respect to such matter; provided that the Collateral Agent shall not be required to execute any document, unless it is in a form reasonably satisfactory to it.

(g)                                  Notwithstanding the authority granted to the Collateral Agent to file financing statements or to make other filings and recordings under this Section 4.01, each Grantor retains the obligation to make any filings or recordings as are necessary to perfect the Collateral Agent’s Lien in the Collateral.

Section 4.02.  Representations and Warranties.  The Grantors jointly and severally represent and warrant to the Collateral Agent and the other Secured Parties that:

(a)                                 Each Grantor has good and valid rights in and title to the Article 9 Collateral and has full power and authority to grant to the Collateral Agent, for the ratable benefit of the Secured Parties, the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms in this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b)                                 Set forth in Schedule 4.02(b) hereto is, as of the date hereof, (i) the exact legal name of each Grantor as such name appears in its respective certificate or document of formation and (ii) each other legal name such Grantor has had in the past five years, including the date of the relevant name change (if any).

(c)                                  Set forth in Schedule 4.02(c) hereto is, as of the date hereof, the (i) type of organization of each Grantor, (ii) the location of each Grantor that is a registered organization, (iii) jurisdiction of organization, (iv) organizational identification number, if any, of such Grantor, (v) address (including the county) of the chief executive office of such Grantor and (vi) the federal taxpayer identification number of each Grantor.

(d)                                 Set forth in Schedule 4.02(d) hereto is, as of the date hereof, the name and address of any Person other than a Grantor that has possession of any Collateral consisting of Inventory, Equipment and/or Fixtures (other than Collateral which is in transit or out for repair or maintenance) with a value in excess of $25,000,000.

(e)                                  Set forth in Schedule 4.02(e) hereto is, as of the date hereof, a true and correct list of Commercial Tort Claims with a value in excess of $15,000,000 held by any Grantor, including a brief description thereof.

(f)                                   Each Grantor represents and warrants that a fully executed agreement in the form attached hereto as Exhibit II, III or IV, as the case may be, and containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights, in each case owned by any Grantor on the date hereof, have been delivered for recording to the United States Patent and Trademark Office or the United States Copyright Office, as applicable, pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of United States Patents, United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights, in each case owned by any Grantor on the date hereof, in which a security interest may be perfected by filing, recording or registration in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of United States Patents, United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights acquired or developed after the date hereof or with respect to any changed circumstances requiring an amendment to such filing under applicable law).

(g)                                  The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Second-Lien Notes Obligations, (ii) subject to the filings described in Section 4.02(f), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected by and upon the receipt and recording of a Grant of Security Interest in United States Trademarks, Patents and Copyrights, as the case may be, in the form (appropriately completed) attached hereto as Exhibits II, III and IV respectively with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three-month period (commencing as of the date hereof) pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one-month period (commencing as of the date hereof) pursuant to 17 U.S.C. § 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction.  The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Permitted Liens.

(h)                                 The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Permitted Liens.  None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (ii) any assignment intended as security in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment intended as security in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.

(i)                                     Each Grantor represents and warrants that the Intellectual Property listed in Schedule 4.02(i) hereto for such Grantor include all material registered or applied for Intellectual Property that such Grantor owns as of the date hereof which is registered at the United States Patent and Trademark Office, the United States Copyright Office, or an equivalent thereof in any state of the United States.  Each Grantor represents and warrants that it owns, is licensed to use or otherwise has the right to use, all material Intellectual Property that it uses in connection with its business.  Each Grantor further warrants that it has not received any third party claim that any aspect of such Grantor’s present or contemplated business operations may infringe, violate, misuse, dilute, or misappropriate any Intellectual Property right of any other third party.  Each Grantor represents and warrants that (a) it is the true and lawful owner of all registrations and applications for registration of Intellectual Property listed in Schedule 4.02(i), (b) said registrations and applications are valid, subsisting, have not been canceled and (c) such Grantor is not aware of any third party claim that any of said registrations and applications is invalid or unenforceable, or challenging Grantor’s rights to such registrations and applications.

Section 4.03.  Covenants.  (a)                                 Each Grantor agrees to notify the Collateral Agent within fifteen Business Days’ (or such longer notice as may be consented to in writing by the Collateral Agent) notice of any change (i) in its legal name, (ii) in the location of its chief executive office or its principal place of business, (iii) in its identity or type of organization or corporate structure, (iv) in its Federal Taxpayer Identification Number or organizational identification number or (v) in its jurisdiction of organization. Each Grantor agrees to promptly provide the Collateral Agent with (A) certified organizational documents reflecting any of the changes described in the first sentence of this Section 4.03(a) and (B) a supplement to the applicable schedules which shall correct all information contained therein for each Grantor reflecting any changes described in this Section 4.03(a).  Each Grantor agrees to provide the Collateral Agent within fifteen Business Days of any such change with all information necessary, or as the Collateral Agent may reasonably request, to make the filings under the Uniform Commercial Code necessary or otherwise that are required, if any, in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest (subject to Permitted Liens) in the Collateral.  Each Grantor agrees promptly to notify the

Collateral Agent if any portion of the Article 9 Collateral material to a Grantor’s business owned or held by such Grantor is damaged or destroyed.

(b)                                 Each Grantor shall, at its own expense, take any and all reasonable actions necessary to defend title to the Collateral (other than Collateral that is deemed by such Grantor to be immaterial to the conduct of its business) against all Persons claiming any interest adverse to the Collateral Agent or any other Secured Party (other than the holders of Permitted Liens) and to defend the security interests of the Collateral Agent in the Collateral and the priority thereof against any Lien (other than Permitted Liens).  Nothing in this Agreement shall prevent any Grantor from discontinuing the operation or maintenance of any of its assets or properties if such discontinuance is (x) in the judgment of its board of directors, desirable in the conduct of its business and (y) permitted by the Indenture.

(c)                                  Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as may be necessary or as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the security interests and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the security interests hereunder and the filing of any financing statements (including fixture filings) or other documents (including execution of agreements in the form of Exhibits II, III and IV attached hereto and filing such agreements with the United States Patent and Trademark Office or United States Copyright Office, as applicable, and any filings or notices required to be made under any applicable Assignment of Claims Act (or similar statute in respect of any Governmental Authority which is an Account Debtor) in connection herewith or therewith.  If any amount payable to any Grantor under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument issued to such Grantor (i) by the Company or any of its Subsidiaries or (ii) by any third Person and the face amount of such promissory note or other instrument is in excess of $5,000,000, in each such case such note or instrument shall be promptly pledged and delivered to the Collateral Agent, duly endorsed in a manner necessary to perfect the Collateral Agent’s Lien in such note or instrument.

(d)                                 Subject to the Intercreditor Agreement, upon the occurrence and during the continuation of an Event of Default or with the consent of the applicable Grantor, the Collateral Agent shall have the right (but shall not be required) to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or other Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification.  The Collateral Agent shall have the absolute right (but not the obligation) to share any information it gains from such inspection or verification with any Secured Party.

(e)                                  Upon the occurrence and during the continuation of an Event of Default and after giving the Grantor five Business Days’ notice, the Collateral Agent may discharge past due Taxes, assessments, charges, fees or Liens at any time levied or placed on the Collateral and not permitted pursuant to Section 4.12 of the Indenture, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Indenture or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization, provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees, Liens and maintenance as set forth in this Agreement or in the other Second-Lien Notes Documents.

(f)                                   If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person with a value in excess of $5,000,000 to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent.  Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(g)                                  Each Grantor shall remain liable to observe and perform all the conditions and material obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof.  Neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Party of any payment relating to such contract pursuant hereto, nor shall the Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

(h)                                 None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral (or any part thereof) or shall grant any other Lien in respect of the Collateral (or any part thereof), except as permitted by the Indenture.  Subject to the immediately following sentence, none of the Grantors shall make or permit to be made any transfer of the Collateral (or any part thereof) and each Grantor shall remain at all times in possession of the Collateral owned by it, except (i) as permitted by Sections 4.10 and 4.12 of the Indenture and (ii) for any such Collateral as may be in transit from time to time or out for repair or maintenance.  Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory or Goods to be in the possession or control of any warehouseman, agent, bailee, or processor at any time unless (x) such Inventory is in transit at such time, (y) the aggregate fair value of the Inventory or Goods in the possession of or subject to the control of such Person is less than $25,000,000 or (z) such Person shall have been notified of the Security Interest and shall have acknowledged in writing, in form reasonably satisfactory to the Collateral Agent, that such warehouseman, agent, bailee or processor holds the Inventory or Goods for the benefit of the Collateral Agent subject to the Security Interest and shall act upon the instructions of the Collateral Agent without further consent from the Grantor, and that such warehouseman, agent, bailee or processor further agrees to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

Section 4.04.  Other Actions.  In order to ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest in accordance with the terms hereof, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a)                                 Instruments and Tangible Chattel Paper.  Each Grantor represents and warrants that each Instrument and each item of Tangible Chattel Paper with a value in excess of $15,000,000 in existence on the date hereof has been properly endorsed, assigned and delivered to the Collateral Agent, accompanied by instruments of transfer or assignment duly executed in blank.  If any Grantor shall at any time hold or acquire any Instruments or Chattel Paper with a value in excess of $15,000,000, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as may be necessary to perfect the Collateral Agent’s Lien in such Instruments or Chattel Paper or as the Collateral Agent may from time to time reasonably request.

(b)                                 Electronic Chattel Paper and Transferable Records.  Subject to the Intercreditor Agreement, if any Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Collateral Agent thereof and shall take such action as may be necessary or as the Collateral Agent may reasonably request to vest in the Collateral Agent control under New York UCC Section 9-105 of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as applicable, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction, of such transferable record; provided that no Grantor shall be required to take any action described above in this clause (b) unless the aggregate amount payable to the Grantors evidenced by Electronic Chattel Paper or any transferable record in which the Collateral Agent has not been vested control within the meaning of the statutes described above in this clause (b) exceeds $15,000,000.  The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent, so long as such procedures will not result in the Collateral Agent’s loss of control, and at such Grantor’s reasonable request and sole cost and expense, for the Grantor to make alterations to the electronic chattel paper or transferable record permitted under UCC Section 9-105 or, as applicable, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

(c)                                  Letter-of-Credit Rights.  Subject to the Intercreditor Agreement, if any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor in an amount in excess of $15,000,000, such Grantor shall promptly notify the Collateral Agent thereof and such Grantor shall, pursuant to an agreement in form reasonably satisfactory to the Collateral Agent and in substance necessary to grant the Collateral Agent the rights provided in such Collateral under this clause (c), use commercially reasonable efforts to either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under such letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

(d)                                 Commercial Tort Claims.  If any Grantor shall at any time hold or acquire a commercial tort claim in an amount reasonably estimated to exceed $15,000,000, the Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent, for the ratable benefit of the Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form reasonably satisfactory to the Collateral Agent and in substance necessary to grant the Collateral Agent the rights provided in such Collateral under this clause (d).

Section 4.05.  Covenants Regarding Patent, Trademark and Copyright Collateral.  (a)  Each Grantor agrees that it will not do any act or omit to do any act whereby any Patent which constitutes Article 9 Collateral that is material to the conduct of its business would become invalidated or dedicated to the public.

(b)                                 Each Grantor will, for each Trademark which constitutes Article 9 Collateral and is material to the conduct of its business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) use commercially reasonable efforts to maintain the quality of products and services offered under such Trademark to the extent necessary and sufficient in its reasonable business judgment to establish and preserve its material rights under applicable law, (iii) display such Trademark with appropriate notice to the extent necessary and sufficient in its reasonable judgment to establish and preserve its material rights under applicable law and (iv) not knowingly use such Trademark in any violation of any third party rights.

(c)                                  Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a Copyright which constitutes Article 9 Collateral and is material to the conduct of its business, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient in its reasonable judgment to establish and preserve its material rights under applicable copyright laws.

(d)                                 Each Grantor shall notify the Collateral Agent promptly if it knows that any Patent, Trademark or Copyright material to the conduct of its business could reasonably be expected to become abandoned, lost or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor’s ownership of any such Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

(e)                                  In the event any Grantor, either itself or through any agent, employee, licensee or designee, files an application with respect to any Patent, Trademark or Copyright with the United States Patent and Trademark Office or the United States Copyright Office or in any other country or any political subdivision thereof, such Grantor shall promptly but in no event more than 45 days thereafter, inform the Collateral Agent and execute and deliver a grant of security interest in such Patent, Trademark or Copyright in the form of Exhibits II, III or IV, as applicable, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings as are reasonably necessary for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until such time as when the Notes (in each case together with interest thereon), any fees and all other Second-Lien Notes Obligations (other than indemnities described in Section 7.03 and in the other provisions of the Indenture or any other Second-Lien Notes Document which are not then due and payable) incurred hereunder and under the Indenture or any other Second-Lien Notes Documents are paid in full.

(f)                                   Each Grantor will take all reasonably necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each registration or application that is material to the conduct of its business relating to the Patents, Trademarks and/or Copyrights in the Article 9 Collateral (and to obtain the relevant grant or registration) including (a) timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees; (b) if consistent with good business judgment initiating opposition, interference and cancellation proceedings against third parties; and (c) refraining from the abandonment of any filing of affidavit of use or any application of renewal prior to the exhaustion of all administrative and judicial remedies.

(g)                                  In the event that any Grantor knows that any Article 9 Collateral consisting of Intellectual Property material to the conduct of its business is or has been infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, prosecute its rights in such Intellectual Property diligently, including promptly suing for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution (and taking any actions required by applicable law prior to instituting such suit), and taking such other actions as are appropriate under the circumstances to protect such Article 9 Collateral.  Nothing in this Agreement shall prevent any Grantor from discontinuing the use or maintenance of any Article 9 Collateral consisting of a Patent, Trademark or Copyright, or require any Grantor to pursue any claim of infringement, misappropriation or dilution, if (x) such Grantor so determines in its good business judgment and (y) it is not prohibited by the Indenture.

ARTICLE V

Remedies

Section 5.01.  Remedies upon Default.  Subject to the Intercreditor Agreement, upon the occurrence and during the continuation of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand (it being understood and agreed that each Grantor’s obligation to deliver Collateral is of the essence to this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Grantor of said obligation), and it is agreed that the Collateral Agent shall have the right (but not the obligation) to take any of or all the following actions at the same or different times:  (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Collateral Agent, for the ratable benefit of the Secured Parties, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law, and (c) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Grantor in respect of such Collateral.  Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate.  Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, valuation, extension, moratorium, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale.  At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine in its sole and absolute discretion.  The

Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent and the Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.  At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, the Collateral Agent or any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, extension, moratorium, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and, in respect of a bid by any Secured Party, may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor.  For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement, all Events of Default shall have been remedied and the Second-Lien Notes Obligations paid in full.  As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.  Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

Section 5.02.  Application of Proceeds.  If an Event of Default shall have occurred and be continuing the Collateral Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral in accordance with the requirements of the Intercreditor Agreement.  Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

Section 5.03.  Grant of License To Use Intellectual Property.  Each Grantor hereby grants to the Collateral Agent an irrevocable absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or similar registrar in order to effect an absolute assignment of all right, title and interest in any registered Intellectual Property and each application for such registration, and record the same.  Subject to the Intercreditor Agreement, if an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Grantor, take any or all of the following actions:  (i) declare the entire right, title and interest of such Grantor in and to the Intellectual Property, vested in the Collateral Agent for the ratable benefit of the Secured Parties, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the ratable benefit of the Secured Parties, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in this Section 5.03 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency or registrar; (ii) take and use or sell the Intellectual Property; (iii) take and use or sell the goodwill of such Grantor’s business symbolized by the Trademarks and the right to carry on the business and use the assets of such Grantor in connection with which the Trademarks or Domain Names have been used; (iv) direct such Grantor to refrain, in which event such Grantor shall refrain, from using the Intellectual Property in any manner whatsoever, directly or indirectly, and such Grantor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Intellectual Property and registrations and any pending applications in the United States Copyright Office, United States Patent and Trademark Office, equivalent office in a state of the United States or applicable Domain Name registrar to the Collateral Agent and provide reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; and (v) with respect to any Grantor’s rights under any Copyright License, Patent License or Trademark License, and each Grantor’s rights under Patent License, Copyright License or Trademark License shall inure to the benefit of the Collateral Agent, solely to the extent permitted by such license as it pertains to the Collateral, in each case solely during the occurrence and continuation of an Event of Default.  Upon and during the continuation of an Event of Default along with the intention to take enforcement action pursuant to the Indenture, each Grantor shall, at the reasonable request of the Collateral Agent, use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent or its designee.

Section 5.04.  Securities Act.  In view of the position of the Grantors in relation to the Pledged Stock, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Stock permitted hereunder.  Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Stock, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Stock could dispose of the same.  Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Stock under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect.  Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Stock, limit the purchasers to those who will agree, among other things, to acquire such Pledged Stock for their own account, for investment, and not with a view to the distribution or resale thereof.  Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Stock or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale.  Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions.  In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Stock at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached.  The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells the Pledged Stock.

ARTICLE VI

Indemnity, Subrogation and Subordination

Section 6.01.  Indemnity and Subrogation.  In addition to all rights of indemnity and subrogation as the Guarantors may have under applicable law (but in each case subject to Section 6.03), the Company agrees that (a) in the event a payment of any Second-Lien Notes Obligation shall be made by any Guarantor under this Agreement, the Company shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Second-Lien Notes Document to satisfy in whole or in part any Second-Lien Notes Obligation owed to any Secured Party, the Company shall indemnify such Guarantor in an amount equal to the fair value of the assets so sold.

Section 6.02.  Contribution and Subrogation.  Each Guarantor and Grantor (other than the Company with respect to its own Second-Lien Notes Obligations) agrees (subject to Section 6.03) that to the extent that a Guarantor shall have paid more than its proportionate share (based, to the maximum extent permitted by law, on the respective Adjusted Net Worths of the Guarantors on the date the respective payment is made) of any payment made hereunder (whether as a Guarantor and/or Grantor hereunder, with proceeds of the Collateral of any Grantor applied hereunder deemed for this purpose to be payments made by it), such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder that has not paid its proportionate share of such payment.  Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 6.03.  Notwithstanding anything to the contrary contained above, any Guarantor that is released from this Agreement (and its guarantees contained herein) in accordance with the express provisions of Section 7.13(b) shall thereafter have no contribution obligations, or rights, pursuant to this Section 6.02, and at the time of any such release, the contribution rights and obligations of the remaining Guarantors shall be recalculated on the respective date of release (as otherwise provided herein) based on the payments made hereunder by the remaining Guarantors.  The provisions of this Section 6.02 shall in no respect limit the obligations and liabilities of any Guarantor or Grantor to the Collateral Agent and the other Secured Parties, and each Guarantor shall remain liable to the Collateral Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

Section 6.03.  Subordination.  Notwithstanding any provision in this Agreement to the contrary, all rights of the Guarantors and Grantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Second-Lien Notes Obligations, and no Grantor shall be entitled to be subrogated to any of the rights of the Collateral Agent or any other Secured Party against the Company or any other Grantor or any collateral security or guaranty or right of offset held by the Collateral Agent or any other Secured Party for the payment of any of the Second-Lien Notes Obligations, nor shall any Grantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Grantor in respect of payments made by such Grantor hereunder (or paid with proceeds of collateral of such Grantor hereunder), until all amounts owing to the Collateral Agent and the other Secured Parties on account of the Second-Lien Notes Obligations are paid in full in cash.  If any amount shall be paid to any Grantor on account of such contribution or subrogation rights at any time when all of the Second-Lien Notes Obligations shall not have been paid in full in cash, such amount shall be held by such Grantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required), to be held as collateral security for all of the Second-Lien Notes Obligations (whether matured or unmatured) of, or guaranteed by, such Grantor and/or then or at any time thereafter may be applied against any Second-Lien Notes Obligations, whether matured or unmatured, in such order as the Collateral Agent may determine.

ARTICLE VII

Miscellaneous

Section 7.01.  Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted in this Agreement) be in writing and given as provided in Section 5.01 of the Intercreditor Agreement, provided that any communication or notice hereunder from the Collateral Agent to any Grantor upon the occurrence and during the continuation of an Event of Default may be given by telephone if promptly confirmed in writing.  All communications and notices hereunder to any U.S. Subsidiary Guarantor shall be given to it in care of the Company as provided in Section 13.01 of the Indenture.

Section 7.02.  Waivers; Amendment.  (a)  No failure or delay by any Secured Party in exercising any right or power hereunder or under the Indenture or any other Second-Lien Notes Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Secured Parties hereunder and under the Indenture or any other Second-Lien Notes Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision in this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall have been effected in accordance with paragraph (b) of this Section 7.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

(b)                                 Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Article 9 of the Indenture.

Section 7.03.  Collateral Agent’s Fees and Expenses; Indemnification.  (a)  The parties hereto agree that the Collateral Agent (and any of its sub-agents) shall be entitled to compensation and reimbursement of its reasonable expenses incurred hereunder as provided in Section 10.02 of the Indenture.

(b)                                 Without limitation of its indemnification obligations under the Indenture and any other Second-Lien Notes Document, each Grantor and each Guarantor jointly and severally agrees to indemnify the Collateral Agent (and any of its sub-agents), its Affiliates and their respective directors, officers, employees, advisors, agents, affiliates (including without limitation, controlling persons), successors, partners, representatives, trustees and assignees (hereinafter in this Section 7.03 referred to individually as “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related out-of-pocket expenses, including the fees, charges and disbursements of two primary counsel and one local counsel for each relevant jurisdiction to such Indemnitees (unless there is an actual or perceived conflict of interest or the availability of different claims or defenses in which case each such Indemnitee may retain its own counsel), incurred by, imposed on or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any investigation, litigation or other proceeding relating to any of the foregoing agreements or instruments contemplated hereby, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that no Grantor of Guarantor shall have any obligation hereunder to any Indemnitee with respect to indemnified liabilities to the extent it has been determined by a final non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c)                                  Any such amounts payable as provided hereunder shall be additional Second-Lien Notes Obligations secured hereby and by the Indenture or any other Second-Lien Notes Security Document.  The provisions of this Section 7.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Second-Lien Notes Security Documents, the consummation of the transactions contemplated hereby, the repayment of any of the Second-Lien Notes Obligations, the invalidity or unenforceability of any term or provision of this Agreement, the Indenture or any other Second-Lien Notes Document, any investigation made by or on behalf of the Collateral Agent or any other Secured Party, or any resignation or removal of the Collateral Agent.  All amounts due under this Section 7.03 shall be payable within 15 days after written demand therefor.

Section 7.04.  Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor, Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns and shall inure to the benefit of the other Secured Party and their respective successors and assigns.

Section 7.05.  Survival of Agreement.  All covenants, agreements, representations and warranties made by the Grantors in the Second-Lien Notes Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Second-Lien Notes Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Indenture or any other Second-Lien Notes Document, regardless of any investigation made by any Secured Party or on its behalf, and shall continue in full force and effect as long as any amount payable under the Indenture or any other Second-Lien Notes Document is outstanding and unpaid.

Section 7.06.  Counterparts; Effectiveness; Several Agreement.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts (including by facsimile or other electronic transmission), each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest in this Agreement or in the Collateral (and any such assignment or transfer shall be void) except in accordance with Article 9 of the Indenture.  This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 7.07.  Severability.  Any provision in this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.08.  Right of Set-Off.  If an Event of Default shall have occurred and be continuing and subject to the terms of the Indenture, each Secured Party and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Secured Party or Affiliate to or for the credit or the account of any Grantor against any of and all the obligations of such Grantor now or hereafter existing under this Agreement owed to such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement and although such obligations may be unmatured.  The applicable Secured Party shall notify the Company, the Collateral Agent, the Administrative Agent and the First-Lien Notes Collateral Agent of such set-off or application, provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section 7.08.  The rights of each Secured Party under this Section 7.08 are in addition to other rights and remedies (including other rights of set-off) which such Secured Party may have.

Section 7.09.  Governing Law; Jurisdiction; Consent to Service of Process.  (a)  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN ANY MORTGAGE, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT OR ANY OTHER SECOND-LIEN NOTES DOCUMENT, EACH OF THE PARTIES HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS.  EACH OF THE PARTIES HEREUNDER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER SECOND-LIEN NOTES DOCUMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY.  EACH OF THE PARTIES HEREUNDER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PARTIES HEREUNDER AT ITS ADDRESS, AS INDICATED, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.  EACH OF THE PARTIES HEREUNDER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PARTIES HEREUNDER IN ANY OTHER JURISDICTION.

(b)                                 EACH OF THE PARTIES HEREUNDER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN

CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Section 7.10.  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER SECOND-LIEN NOTES DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 7.11.  Headings.  The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

Section 7.12.  Security Interest Absolute.  All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor and Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Indenture, any other Second-Lien Notes Document, any agreement with respect to any of the Second-Lien Notes Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Second-Lien Notes Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any other Second-Lien Notes Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guaranty, securing or guaranteeing all or any of the Second-Lien Notes Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or Guarantor in respect of the Second-Lien Notes Obligations or this Agreement (other than a release of any Grantor or Guarantor in accordance with Section 7.13).

Section 7.13.  Termination or Release. (a)   After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation in Section 7.03 hereof, shall survive such termination) and the Collateral Agent, at the written request and expense of the respective Grantor, will promptly execute and deliver to such Grantor such instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) reasonably requested by such Grantor acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

(b)                                 In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Grantor) at any time prior to the Termination Date, the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Indenture or such other applicable Second-Lien Notes Document, as the case may be, to the extent required to be so applied, the Collateral Agent, at the written request and expense of such Grantor, will duly release from the security interest created hereby (and will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or otherwise disposed of, or released, and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement.  Furthermore, in the event that all of the capital stock or other Equity Interests of one or more Guarantors is sold or otherwise disposed of

(in each case to a Person other than the Company or a Subsidiary thereof) or liquidated at any time prior to the Termination Date, the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Indenture and/or the applicable Second-Lien Notes Document, to the extent applicable, such Guarantor (and the Collateral at such time assigned by such Guarantor pursuant hereto) shall, upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to the Company or a Subsidiary thereof), be released from this Agreement (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock or other Equity Interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 7.13(b)).

(c)                                  At any time that a Grantor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 7.13(a) or (b), such Grantor shall deliver to the Collateral Agent an Officers’ Certificate of such Grantor stating that the release of the respective Collateral is permitted pursuant to such Section 7.13(a) or (b) and any documents required by the Indenture.  At any time that the Company or the respective Grantor desires that the Company or a Subsidiary of the Company which has been released from its guaranty pursuant to Article II hereunder be released hereunder as provided in the last sentence of Section 7.13(b), it shall deliver to the Collateral Agent an Officers’ Certificate of the Company and the respective Grantor stating that the release of the respective Grantor (and its Collateral) is permitted pursuant to such Section 7.13(b) and any documents required by the Indenture.

(d)                                 The Collateral Agent shall have no liability whatsoever to any other Secured Party as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in good faith believed to be in accordance with) this Section 7.13.

Section 7.14.  Additional Subsidiaries.  Upon execution and delivery by the Collateral Agent and such Subsidiary of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a U.S. Subsidiary Guarantor hereunder with the same force and effect as if originally named as a U.S. Subsidiary Guarantor in this Agreement.  The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 7.15.  Collateral Agent Appointed Attorney-in-Fact.  Each Grantor hereby appoints the Collateral Agent the true and lawful attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof upon the occurrence of and during the continuation of an Event of Default, which appointment is irrevocable (until the Termination Date) and coupled with an interest.  Without limiting the generality of the foregoing, the Collateral Agent shall have the right (but not the obligation), upon the occurrence and during the continuation of an Event of Default and subject to the terms of this Agreement, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and

(h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes, provided that nothing in this Agreement contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby.  The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them in this Agreement, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

Section 7.16.  Further Assurances.  Notwithstanding anything to the contrary herein, the parties hereto agree to comply with the requirements set forth in Section 4.20 of the Indenture.

Section 7.17.  Collateral Agent.  The Collateral Agent shall act in accordance with the provisions of Article IV of the Intercreditor Agreement, the provisions of which shall be deemed incorporated by reference herein as fully as if set forth in their entirety herein.  Each Secured Party, by accepting the benefits of this Agreement, agrees to the provisions of Article IV of the Intercreditor Agreement, including as the same apply to the actions of the Collateral Agent hereunder.

Wilmington Trust, National Association is entering this agreement solely in its capacity as Collateral Agent under the Indenture and not in its individual or corporate capacity.  In acting hereunder, the Collateral Agent shall be entitled to all of the rights, privileges and immunities granted to the Collateral Agent under the Indenture as if such rights, privileges and immunities were set forth herein.

ARTICLE VIII

Subject to Intercreditor Agreement

Section 8.01.  Intercreditor Agreement.  Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Collateral Agent pursuant to this Agreement and all rights and obligations of the Collateral Agent and the other Secured Parties hereunder are expressly subject to the Intercreditor Agreement and (ii) the exercise of any right or remedy by the Collateral Agent or any other Secured Party hereunder is subject to the limitations and provisions of the Intercreditor Agreement.  In the event of any conflict or inconsistency between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.

Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Collateral Agent pursuant to this Agreement are subject to all existing and future First-Lien Obligations, including liens and security interests granted to Morgan Stanley Senior Funding, Inc., as collateral agent, pursuant to or in connection with the  Guaranty and Collateral Agreement (as defined in the Intercreditor Agreement) and liens and security interests granted to Union Bank, N.A., as collateral agent, pursuant to or in connection with the Initial Additional Collateral Agreement (as defined in the Intercreditor Agreement) and (ii) the requirements of this Agreement to deliver possession of Collateral to the Collateral Agent shall be deemed satisfied by the delivery of possession of such Collateral to the Applicable Authorized Representative (as defined in the Intercreditor Agreement) as gratuitous bailee for the Collateral Agent as provided in the Intercreditor Agreement.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

WALTER ENERGY, INC.

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Executive Vice President, General Counsel
and Secretary

WALTER ENERGY HOLDINGS, LLC

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

BLUE CREEK COAL SALES, INC.

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

J.W. WALTER, INC.

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

JIM WALTER RESOURCES, INC.

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

TAFT COAL SALES & ASSOCIATES, INC.

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

TUSCALOOSA RESOURCES, INC.

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

WALTER BLACK WARRIOR BASIN LLC

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

WALTER COKE, INC.

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

WALTER EXPLORATION & PRODUCTION LLC

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

WALTER LAND COMPANY

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

WALTER MINERALS, INC.

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

WALTER NATURAL GAS, LLC

By:	/s/ Earl H. Doppelt
Name:	Earl H. Doppelt
Title:	Secretary

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Timothy P. Mowdy
Name:	Timothy P. Mowdy
Title:	Administrative Vice President

Exhibit I to

the Second-Lien Notes

Collateral Agreement

SUPPLEMENT NO.          (this “Supplement”)  dated as of [    ], to the Second-Lien Notes Collateral Agreement, dated as of March 27, 2014 (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “Second-Lien Notes Collateral Agreement”), among WALTER ENERGY, INC., a Delaware corporation (the “Company”), each other subsidiary of the Company from time to time party thereto (each such subsidiary individually a “U.S. Subsidiary Guarantor” and collectively, the “U.S. Subsidiary Guarantors”; the U.S. Subsidiary Guarantors and the Company are referred to collectively herein as the “Grantors”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (together with any successor collateral agent, the “Collateral Agent”).

A.                                    Section 7.14 of the Security Agreement provides that additional subsidiaries of the Company may become Grantors under the Second-Lien Notes Collateral Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned subsidiary (the “New Subsidiary”) is executing this Supplement in order to become a Grantor under the Security Agreement.

B.                                    Section 9.01 of the Indenture provides that the Second-Lien Notes Collateral Agreement may be supplemented without the consent of Holders of the Notes.

C.                                    Capitalized terms used in this Supplement and not otherwise defined in this Supplement shall have the meanings assigned to such terms in the Indenture and the Second-Lien Notes Collateral Agreement referred to therein.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1.                            In accordance with Section 7.14 of the Second-Lien Notes Collateral Agreement, the New Subsidiary by its signature below becomes a U.S. Subsidiary Guarantor and a Grantor under the Second-Lien Notes Collateral Agreement with the same force and effect as if originally named therein as a U.S. Subsidiary Guarantor and a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Second-Lien Notes Collateral Agreement applicable to it as a U.S. Subsidiary Guarantor and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and U.S. Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).  In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Second-Lien Notes Obligations (as defined in the Second-Lien Notes Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Second-Lien Notes Collateral Agreement) of the New Subsidiary.  Each reference to a “U.S. Subsidiary Guarantor” or “Grantor” in the Second-Lien Notes Collateral Agreement shall be deemed to include the New Subsidiary.  The Second-Lien Notes Collateral Agreement is hereby incorporated in this Agreement by reference.

SECTION 2.                            The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally any by principles of equity.

SECTION 3.                            This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof.  Delivery of an executed signature page to this Supplement by facsimile or .pdf transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.                            The New Subsidiary hereby represents and warrants that set forth under its signature hereto is, as of the date hereof, (i) the true and correct legal name of the New Subsidiary, (ii) its jurisdiction of formation, (iii) its Federal Taxpayer Identification Number or its organizational identification number (if any) and (iv) the location of its chief executive office.  The New Subsidiary hereby further represents and warrants that, as of the date hereof, Schedule I hereto accurately sets forth all information which would have been required pursuant to the Schedules to the Second-Lien Notes Collateral Agreement had the New Subsidiary been a Grantor on the date of the execution and delivery of the Second-Lien Notes Collateral Agreement (it being understood and agreed, however, that the information so furnished by the New Subsidiary is accurate as of the date of this Supplement rather than the date of the Second-Lien Notes Collateral Agreement).

SECTION 5.                            Except as expressly supplemented hereby, the Second-Lien Notes Collateral Agreement shall remain in full force and effect.

SECTION 6.                            THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.                            Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof and in the Second-Lien Notes Collateral Agreement; the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.                            All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Second-Lien Notes Collateral Agreement.

SECTION 9.                            The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

SECTION 10.                     The Collateral Agent makes no representation or warranty as to the validity or sufficiency of this Supplement or with respect to the recitals contained herein, all of which recitals are made solely by the other parties hereto.

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Second-Lien Notes Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By:
Name:
Title:

Legal Name:
Jurisdiction of Formation:
Location of Chief Executive Office:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

Schedule I
to the Supplement No.
to the Second-Lien Notes
Collateral Agreement

LOCATION OF COLLATERAL

Description	Location

EQUITY INTERESTS

Issuer	Registered Owner	Certificate Number	Number and Class of Equity Interests	Percentage of Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

U.S. INTELLECTUAL PROPERTY

I.                                        U.S. Registered Copyrights

Registered Owner	Title	Registration Number	Expiration Date

II.                                   U.S. Copyright Applications

Registered Owner	Title	Application Number	Date Filed

III.                              Copyright Licenses

Licensee	Licensor	Title	Registration Number	Expiration Date

IV.                               U.S. Issued Patents

Registered Owner	Title	Patent Number	Expiration Date

V.                                    U.S. Patent Applications

Registered Owner	Title	Application Number	Date Filed

VI.                               Patent Licenses

Licensee	Licensor	Title	Registration Number	Expiration Date

VII.                          U.S. Registered Trademarks

Registered Owner	Mark	Registration Number	Expiration Date

VIII.                     U.S. Trademark Applications

Registered Owner	Mark	Application Number	Date Filed

IX.                               Trademark Licenses

Licensee	Licensor	Title	Registration Number	Expiration Date

Exhibit II to

the Second-Lien Notes

Collateral Agreement

FORM OF GRANT OF SECURITY INTEREST
IN UNITED STATES TRADEMARKS

This GRANT OF SECURITY INTEREST IN UNITED STATES TRADEMARKS (“Grant”), dated as of [          ] is made by [Name of Grantor], a [                            ] (the “Grantor”) with principal offices at [                                                        ], in favor of Wilmington Trust, National Association, as Collateral Agent, with offices at 50 South Sixth Street, Suite 1290, Minneapolis, MN 55402 (the “Agent”) for the benefit of the Secured Parties (as defined in the Second-Lien Notes Collateral Agreement as defined below) pursuant to that certain Second-Lien Notes Collateral Agreement, dated as of March 27, 2014 (as amended, modified, restated, supplemented or otherwise modified from time to time, the “Second-Lien Notes Collateral Agreement”), among Walter Energy, Inc. (the “Company”), and other grantors from time to time party thereto (together with the Company, the “Grantors”) and the Agent.

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants to the Agent, for the benefit of the Secured Parties, a continuing security interest in (i) all of the Grantor’s right, title and interest in, to and under to the United States trademarks, trademark registrations and trademark applications (the “Marks”) set forth on Schedule A attached hereto and (ii) all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same.

THIS GRANT is made to secure the satisfactory performance and payment of all the Second-Lien Notes Obligations, as such term is defined in the Second-Lien Notes Collateral Agreement for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office.

The rights and remedies of the Agent with respect to the security interest granted herein are as set forth in the Second-Lien Notes Collateral Agreement, all terms and provisions of which are incorporated herein by reference.  In the event that any provisions of this Grant are deemed to conflict with the Second-Lien Notes Collateral Agreement, the provisions of the Second-Lien Notes Collateral Agreement shall govern.

THIS GRANT may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

[Remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the date first written above.

[NAME OF GRANTOR], as Grantor

By
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By
Name:
Title:

SCHEDULE A

MARK	REG. NO./SERIAL NO.	REG. DATE

Exhibit III to

the Second-Lien Notes

Collateral Agreement

FORM OF GRANT OF SECURITY INTEREST
IN UNITED STATES PATENTS

This GRANT OF SECURITY INTEREST IN UNITED STATES PATENTS (“Grant”), dated as of [        ] is made by [Name of Grantor], a [                            ] (the “Grantor”) with principal offices at [                                                        ], in favor of Wilmington Trust, National Association, as Collateral Agent, with offices at 50 South Sixth Street, Suite 1290, Minneapolis, MN 55402 (the “Agent”) for the benefit of the Secured Parties (as defined in the Second-Lien Notes Collateral Agreement as defined below) pursuant to that certain Second-Lien Notes Collateral Agreement, dated as of March 27, 2014 (as amended, modified, restated, supplemented or otherwise modified from time to time, the “Second-Lien Notes Collateral Agreement”), among Walter Energy, Inc. (the “Company”), and other grantors from time to time party thereto (together with the Company, the “Grantors”) and the Agent.

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants to the Agent, for the benefit of the Secured Parties, a continuing security interest in (i) all of the Grantor’s right, title and interest in, to and under to the United States patents, patent registrations and patent applications (the “Patents”) set forth on Schedule A attached hereto and (ii) all causes of action arising prior to or after the date hereof for infringement of any of the Patents.

THIS GRANT is made to secure the satisfactory performance and payment of all the Second-Lien Notes Obligations, as such term is defined in the Second-Lien Notes Collateral Agreement for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office.

The rights and remedies of the Agent with respect to the security interest granted herein are as set forth in the Second-Lien Notes Collateral Agreement, all terms and provisions of which are incorporated herein by reference.  In the event that any provisions of this Grant are deemed to conflict with the Second-Lien Notes Collateral Agreement, the provisions of the Second-Lien Notes Collateral Agreement shall govern.

THIS GRANT may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

[Remainder of this page intentionally left blank; signature page follows]

III-1

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the date first written above.

[NAME OF GRANTOR], as Grantor

By
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By
Name:
Title:

III-2

SCHEDULE A

PATENT	PATENT NO./APPLICATION NO.	ISSUE DATE

III-3

Exhibit IV to

the Second-Lien Notes

Collateral Agreement

FORM OF GRANT OF SECURITY INTEREST
IN UNITED STATES COPYRIGHTS

This GRANT OF SECURITY INTEREST IN UNITED STATES COPYRIGHTS (“Grant”), dated as of [        ] is made by [Name of Grantor], a [                            ] (the “Grantor”) with principal offices at [                                                        ], in favor of Wilmington Trust, National Association, as Collateral Agent, with offices at 50 South Sixth Street, Suite 1290, Minneapolis, MN 55402 (the “Agent”) for the benefit of the Secured Parties (as defined in the Second-Lien Notes Collateral Agreement as defined below) pursuant to that certain Second-Lien Notes Collateral Agreement, dated as of March 27, 2014 (as amended, modified, restated, supplemented or otherwise modified from time to time, the “Second-Lien Notes Collateral Agreement”), among Walter Energy, Inc. (the “Company”), and other grantors from time to time party thereto (together with the Company, the “Grantors”) and the Agent.

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants to the Agent, for the benefit of the Secured Parties, a continuing security interest in (i) all of the Grantor’s right, title and interest in, to and under to the United States copyrights, copyright registrations and copyright applications set forth on Schedule A attached hereto and (ii) all causes of action arising prior to or after the date hereof for infringement of any of the Copyrights.

THIS GRANT is made to secure the satisfactory performance and payment of all the Second-Lien Notes Obligations, as such term is defined in the Second-Lien Notes Collateral Agreement for the purpose of recording the grant of security interest herein with the United States Copyright Office.

The rights and remedies of the Agent with respect to the security interest granted herein are as set forth in the Second-Lien Notes Collateral Agreement, all terms and provisions of which are incorporated herein by reference.  In the event that any provisions of this Grant are deemed to conflict with Second-Lien Notes Collateral Agreement, the provisions of the Second-Lien Notes Collateral Agreement shall govern.

THIS GRANT may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

[Remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the date first written above.

[NAME OF GRANTOR], as Grantor

By
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By
Name:
Title:

SCHEDULE A

COPYRIGHT	COPYRIGHT NO.